SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT, dated as of May 26, 2000
(this "Agreement"), is entered into by and between GALTECH SEMICONDUCTOR MATERIALS CORPORATION, a Utah corporation (the "Company"), and VERITY GLOBAL FINANCIAL, LLC, a Texas limited liability company (the "Purchaser").


                             W I T N E S S E T H:

     WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemptions from registration provided by Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act; and

     WHEREAS, the Purchaser wishes to purchase, and the Company wishes to issue and sell, upon the terms and conditions of this Agreement: (i) 800,000 "unregistered" and "restricted" shares of the Company's $0.00025 par value common stock at an aggregate price of $200,000 (the "Common Stock"); (ii) warrants (the "Initial Warrants") to purchase 600,000 shares of the Company's common stock at an aggregate price of $150,000 (the "Initial Warrant Shares"); and (ii) warrants (the "Supplemental Warrants") to purchase 400,000 shares of the Company's common stock at an aggregate price of $100,000 (the "Supplemental Warrant Shares") (the Initial Warrants and the Supplemental Warrants shall be referred to collectively as the "Stock Purchase Warrants", and the Initial Warrant Shares and the Supplemental Warrant Shares shall be referred to collectively as the "Warrant Shares"); and

     WHEREAS, the Stock Purchase Warrants (which shall be in substantially the form attached as Exhibit A [with respect to the Initial Warrants] and Exhibit B [with respect to the Supplemental Warrants]) may be exercised for the purchase of Warrant Shares, on the terms set forth therein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   AGREEMENT TO PURCHASE; PURCHASE PRICE

     Purchase of Initial Warrants. For the sum of $10 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser hereby purchases from the Company, and the Company hereby issues and sells to the Purchaser, Initial Warrants to purchase a total of 600,000 Initial Warrant Shares for an aggregate purchase price of $150,000, which shall be exercisable on the Initial Closing Date (as defined herein) in immediately available funds.

     Purchase of Supplemental Warrants. For the sum of $10 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser hereby purchases from the Company, and the Company hereby issues and sells to the Purchaser, the Supplemental Warrants for a purchase price of $100,000, which shall be exercisable 90 calendar days following the Initial Closing Date in immediately available funds.

     Purchase of Common Stock. For the sum of $200,000, Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, the Common Stock for a purchase price of $200,000, which shall be payable 90 calendar days following the Initial Closing Date in immediately payable funds.

     Closings. The Initial Warrants and Supplemental Warrants shall be delivered by or on behalf of the Company for the account of Purchaser, against payment by the Purchaser of the aggregate purchase price of $20 as soon as practicable after the execution of this Agreement by both parties. The Initial Warrants shall be exercisable commencing on the effective date of the Company's Registration Statement on Form SB-2 with respect to the Warrant Shares as discussed below (the "Initial Closing Date"), and shall remain exercisable for a period of 30 days thereafter. The Supplemental Warrants shall be exercisable commencing on the date that is 90 calendar days following the Initial Closing Date, and shall remain exercisable for a period of 30 days thereafter. The Purchaser shall become obligated to purchase, and the Company shall become obligated to sell, the Common Stock on the date that is 90 calendar days after the Initial Closing Date.

2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION

     The Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

     a. The Purchaser is (i) experienced in making investments of the kind described in this Agreement and the related documents; (ii) able, by reason of the business and financial experience of its management, to protect its own interests in connection with the transactions described in this Agreement and the related documents; and (iii) able to afford the entire loss of its investment in the Common Stock, the Stock Purchase Warrants and the Warrant Shares.

     b. All subsequent offers and sales of the Common Stock, the Stock Purchase Warrants and, if the Stock Purchase Warrants shall be exercised, the Warrant Shares, shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from such registration.

     c. The Purchaser understands that the Common Stock, the Stock Purchase Warrants and the Warrant Shares are being offered and sold to it in reliance upon exemptions from the registration requirements of the United States federal securities laws, and that the Company is relying upon the truth and accuracy of the Purchaser's representations and warranties, and the Purchaser's compliance with its agreements, each as set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Common Stock, the Stock Purchase Warrants and the Warrant Shares.

     d. The Purchaser: (i) has been provided with sufficient information with respect to the business of the Company and such documents relating to the Company as the Purchaser has requested and Purchaser has carefully reviewed the same including, without limitation, the Company's Form 10-KSB for the calendar year ended December 31, 1999, and its Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2000, both of which have been filed with the Securities and Exchange Commission (the "Commission"); (ii) has been provided with such additional information with respect to the Company and its business and financial condition as the Purchaser, or the Purchaser's agent or attorney, has requested; and (iii) has had access to management of the Company and the opportunity to discuss the information provided by management of the Company and any questions that the Purchaser had with respect thereto have been answered to the full satisfaction of the Purchaser.

     e. The Purchaser has the requisite corporate power and authority to enter into this Agreement and the registration rights agreement attached as Exhibit C hereto and dated as of the date hereof, between the Company and the Purchaser (the "Registration Rights Agreement").

     f. This Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Purchaser; and such agreements, when executed and delivered by each of the Purchaser and the Company will each be a valid and binding agreement of the Purchaser, enforceable in accordance with their respective terms, except to the extent that enforcement of each such agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

3.   REPRESENTATIONS OF THE COMPANY

          The Company represents and warrants to the Purchaser that:

     a. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah. The Company is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company.

     b. Capitalization. On the date hereof, the authorized capital of the Company consists of 200,000,000 shares of common stock, par value $.00025 per share, of which approximately 14,844,018 shares are issued and outstanding.

     c. Concerning the Common Stock, the Stock Purchase Warrants and the Warrant Shares. The Common Stock, the Stock Purchase Warrants and, if the Stock Purchase Warrants shall be exercised, the Warrant Shares, shall be duly and validly issued, fully paid and non-assessable, will not be subject to preemptive rights and will not subject the holder thereof to personal liability by reason of being such a holder. There are currently no preemptive rights of any stockholder of the Company, as such, to acquire the Common Stock, the Stock Purchase Warrants or the Warrant Shares issuable to the Purchaser upon exercise of the Stock Purchase Warrants.

     d. Reporting Company Status. The Company's common stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has duly filed all materials and documents required to be filed pursuant to all reporting obligations under either
Section 13(a) or 15(d) of the Exchange Act, if any, as of the date of this Agreement. The Company's common stock is quoted and traded on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., and the Company is not aware of any pending or contemplated action or proceeding of any kind to suspend the trading of its common stock.

     e. Authorized Shares. The Company has available a sufficient number of authorized and unissued shares of its common stock as may be necessary to effect the issuance of Warrant Shares upon the exercise of all or a portion of the Stock Purchase Warrants.

     f. Legality. The Company has the requisite corporate power and authority to enter into this Agreement and the Registration Rights Agreement, and to issue and deliver the Common Stock, the Stock Purchase Warrants and the Warrant Shares issuable upon exercise of the Stock Purchase Warrants.

     g. Transaction Agreements. This Agreement, the Registration Rights Agreement, and the Stock Purchase Warrants (collectively, the "Primary Documents"), and the transactions contemplated thereby, have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and this Agreement is, and the other Primary Documents, when executed and delivered by the Company, will each be, a legal, valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement of each of the Primary Documents may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

     h. Non-contravention. The execution and delivery of this Agreement and each of the other Primary Documents, and the consummation by the Company of the transactions contemplated by this Agreement and each of the other Primary Documents, does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or By-laws of the Company, or any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court or United States or foreign federal or state regulatory body, administrative agency, or any other governmental body having jurisdiction over the Company or any of its properties or assets.

     i. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the entry into or the performance of this Agreement and the other Primary Documents.

4.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS

     a. Transfer Restrictions. The Purchaser acknowledges that, except as provided in the Registration Rights Agreement, neither the Common Stock, the Stock Purchase Warrants, nor the Warrant Shares issuable upon exercise of the Stock Purchase Warrants, have been, or are being, registered under the Securities Act, and such securities may not be transferred unless (i) subsequently registered thereunder; or (ii) they are transferred pursuant to an exemption from such registration; and any sale of such securities made in reliance on Rule 144 under the Securities Act may be made only in accordance with the terms of said Rule. The provisions of Section 4(a) and 4(b) hereof, together with the rights of the Purchaser under this Agreement and the other Primary Documents, shall be binding upon any subsequent transferee of the Common Stock, the Stock Purchase Warrants and the Warrant Shares.

     b. Restrictive Legend. The Purchaser acknowledges and agrees that, until such time as the Common Stock, the Stock Purchase Warrants and/or the Warrant Shares shall have been registered under the Securities Act or the Purchaser demonstrates to the reasonable satisfaction of the Company and its counsel that such registration shall no longer be required, such securities may be subject to a stop-transfer order placed against the transfer thereof, and such securities shall bear a restrictive legend in substantially the following form:

          THESE SECURITIES (INCLUDING ANY UNDERLYING SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT
          AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO
          THE COMPANY THAT SUCH REGISTRATION SHALL NO LONGER BE
          REQUIRED.

     c. Filings. The Company undertakes and agrees that it will make all required filings in connection with the sale of the securities to the Purchaser as required by United States laws and regulations, or by any domestic securities exchange or trading market, and if applicable, the filing of a Notice on Form D (at such time and in such manner as required by the Rules and Regulations of the Commission), and to provide copies thereof to the Purchaser promptly upon request.

     d. Reporting Status. So long as the Purchaser beneficially owns the Common Stock, the Stock Purchase Warrants or any of the Warrant Shares issuable upon conversion thereof and is not eligible to make use of the exemption from registration provided by Rule 144(k) of the Commission, the Company shall timely file all reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     e. Reservation of Common Stock. The Company will at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of common stock to provide for the exercise of the Stock Purchase Warrants.

     f. Return of Certificates on Partial Exercise of Stock Purchase Warrants. Upon any partial exercise by Purchaser of Stock Purchase Warrants, the Company shall promptly cause to be issued and delivered to Purchaser a new Stock Purchase Warrant or Stock Purchase Warrants representing the number of adjusted Shares covered thereby, in accordance with the terms thereof.

5.   TRANSFER AGENT INSTRUCTIONS

     a. The Company warrants that no instruction, other than the instructions referred to in this Section 5 and stop transfer instructions to give effect to Sections 4(a) and 4(b) hereof prior to the registration and sale under the Securities Act of the Warrant Shares issuable upon conversion of the Stock Purchase Warrants, will be given by the Company to the transfer agent and that the Warrant Shares issuable upon exercise of the Stock Purchase Warrants shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement and applicable law. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Common Stock, the Stock Purchase Warrants and/or the Warrant Shares.

     b. Purchaser shall exercise its right to exercise the Stock Purchase Warrants by tendering to the Company the appropriate exercise price by wire transfer, cash, check, bank draft or other method acceptable to the Company, and by faxing an executed and completed Subscription Form to the Company, and delivering within five business days thereafter, the original Subscription Form (and the related original Stock Purchase Warrants) to the Company by hand delivery or by express courier, duly endorsed. Each date on which a Subscription Form is faxed in accordance with the provisions hereof shall be deemed an "Exercise Date." The Company will cause to be transmitted the certificates representing the Warrant Shares issuable upon exercise of any Stock Purchase Warrants to the Purchaser via express courier as soon as practicable after the Exercise Date relating to such Stock Purchase Warrants (each such delivery date is referred to herein as a "Delivery Date"). For purposes of this Agreement, any exercise of the Stock Purchase Warrants shall be deemed to have been made immediately prior to the close of business on the Exercise Date.

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE THE COMMON STOCK AND THE STOCK PURCHASE WARRANTS.

     The Purchaser understands that the Company's obligation to issue the Common Stock, the Stock Purchase Warrants and the Warrant Shares to the Purchaser pursuant to this Agreement is conditioned upon:

     a. The accuracy on the date hereof and on the Initial Closing Date and each applicable Exercise Date of the representations and warranties of the Purchaser contained in this Agreement and the performance by the Purchaser on or before the Initial Closing Date of all covenants and agreements of the Purchaser required to be performed on or before the Initial Closing Date.

     b. The absence or inapplicability of any and all laws, rules or regulations prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

7. CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE THE COMMON STOCK, THE STOCK PURCHASE WARRANTS AND THE WARRANT SHARES.

     The Company understands that the Purchaser's obligation to purchase the Common Stock, the Stock Purchase Warrants and the Warrant Shares is conditioned upon the accuracy on the date hereof and on the Initial Closing Date and each applicable Exercise Date of the representations and warranties of the Company contained in this Agreement and the performance by the Company on or before the Initial Closing Date of all covenants and agreements of the Company required to be performed on or before the Initial Closing Date.

8.   EXPENSES

     The Company covenants and agrees with the Purchaser that the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 8, including the fees and disbursements of the Company's counsel, accountants and other professional advisors, if any, but not including the fees and disbursements of the Purchaser's counsel, accountants, brokers and other professional advisors.

9.   GOVERNING LAW; MISCELLANEOUS

     This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah, without regard to principles of conflict of laws. Each of the parties consents to the jurisdiction of the federal court whose district encompasses any part of the County of Utah or the state courts of the State of Utah sitting in the County of Utah in connection with any dispute arising under this Agreement or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement.

     This Agreement and each of the Primary Documents have been entered into freely by each of the parties, following consultation with their respective counsel, and shall be interpreted fairly in accordance with its respective terms, without any construction in favor of or against either party. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

     This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Common Stock, the Stock Purchase Warrants, and, if the Stock Purchase Warrants shall be exercised, the Warrant Shares.

     This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

10.  NOTICES

     Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation, postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by five days advance written notice to each of the other parties hereto.

     COMPANY:

               Galtech Semiconductor Materials Corporation
               923 West 500 North
               Lindon, Utah 84042
               Attention: Dr. William F. Pratt
               Tel:  (801) 785-6520
               Fax: (801) 785-2864

               With a copy to:

               Branden T. Burningham, Esq.
               455 East 500 South, Suite 205
               Salt Lake City, Utah  84111
               Tel:  (801)  363-7411
               Fax: (801)  355-7126

     PURCHASER:

               Verity Global Financial, LLC
               3621 Frankford Drive, Suite 328
               Dallas, Texas 75287
               Attention: V. L. Farmer
               Tel: 972-862-3344
               Fax: 972-862-3355

               With a copy to:

               _______________________
               _______________________
               _______________________


11.  SURVIVAL

     The agreements, covenants, representations and warranties of the Company and the Purchaser shall survive the execution and delivery of this Agreement and the delivery of the securities hereunder.

     IN WITNESS WHEREOF, this Securities Purchase Agreement has been duly executed by each of the undersigned.


                         GALTECH SEMICONDUCTOR MATERIALS
                         CORPORATION


                         By: /s/ William F. Pratt
                            ---------------------
                         Name:  William F. Pratt
                         Title: President



                         VERITY GLOBAL FINANCIAL, LLC


                         By: /s/ V. L. Farmer
                            -----------------
                         Name:  V. L. Farmer
                         Title: Managing Director

                         EXHIBIT INDEX

EXHIBIT A           FORM OF INITIAL WARRANT

EXHIBIT B           FORM OF SUPPLEMENTAL WARRANT

EXHIBIT C           FORM OF REGISTRATION RIGHTS AGREEMENT

                                  EXHIBIT A

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT, THE RULES AND REGULATIONS THEREUNDER OR ANY STATE SECURITIES LAWS OR THE PROVISIONS OF THIS WARRANT.

              No. of Shares of Common Stock:     600,000 shares

                               INITIAL WARRANT

                         To Purchase Common Stock of

                 GALTECH SEMICONDUCTOR MATERIALS CORPORATION

     THIS IS TO CERTIFY THAT VERITY GLOBAL FINANCIAL, LLC, a Texas limited liability company, or its registered assigns, is entitled, at any time from the Initial Closing Date (as hereinafter defined) to the Expiration Date (as hereinafter defined), to purchase from GALTECH SEMICONDUCTOR MATERIALS CORPORATION, a Utah corporation (the "Company"), 600,000 shares of Common Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, including fractional parts, at a purchase price per share equal to $0.25 (subject to any adjustments made to such amount pursuant to Section 4 hereto) on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.   DEFINITIONS

     As used in this Warrant, the following terms have the respective meanings set forth below:

     "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Initial Closing Date, other than Warrant Stock.

     "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of Utah.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

     "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, par value $0.00025 per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.3.

     "Current Warrant Price" shall mean $0.25, subject to any adjustments to such amount made in accordance with Section 4 hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1.

     "Expiration Date" shall mean the date that is 30 days after the Initial Closing Date.

     "Holder" shall mean the Person in whose name the Warrant or Warrant Stock set forth herein is registered on the books of the Company maintained for such purpose.

     "Initial Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

     "Market Price" per Common Share means the average of the closing bid prices of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System for the National Market, ("NASDAQ") or, if such security is not listed or admitted to trading on the NASDAQ, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by the National Association of Security Dealers, Inc., or a similar generally accepted reporting service, as the case may be, for the five trading days immediately preceding the date of determination.

     "Other Property" shall have the meaning set forth in Section 4.3.

     "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Registration Rights Agreement" shall mean the Registration Rights Agreement of even date herewith by and between the Company and Verity Global Financial, LLC, as it may be amended from time to time.

     "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Securities Purchase Agreement" shall mean the Securities Purchase Agreement of even date herewith by and between the Company and Verity Global Financial, LLC, as it may be amended from time to time.

     "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

     "Transfer Notice" shall have the meaning set forth in Section 9.2.

     "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

     "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price as of the date of such exercise.

     "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.   EXERCISE OF WARRANT

     2.1. Manner of Exercise. From and after the Initial Closing Date and until 5:00 P.M., Mountain time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

     In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at the office or agency designated by the Company pursuant to Section 12: (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased; (ii) payment by cash, check or bank draft payable to the Company of the Warrant Price in cash or by wire transfer or cashier's check drawn on a United States bank; and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Annex A, duly executed by Holder or its agent or attorney. Upon receipt of the items referred to in clauses (i), (ii) and (iii) above, the Company shall, as promptly as practicable, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Warrant Price. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

     2.2. Payment of Taxes and Charges. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, and without any preemptive rights. The Holder shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

     2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Market Price per share of Common Stock on the relevant exercise date.

3.   TRANSFER, DIVISION AND COMBINATION

     3.1. Transfer. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 12, together with a written assignment of this Warrant substantially in the form of Annex B hereto duly executed by Holder or its agent or attorney. Upon such surrender, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

     3.2. Division and Combination. Subject to Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

     3.3. Expenses. The Company shall prepare, issue and deliver at Holder's expense the new Warrant or Warrants under this Section 3.

     3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.   ADJUSTMENTS

     The number of shares of Common Stock for which this Warrant is exercisable, or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

     4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

     (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock;

     (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

     (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

     then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event; and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

     4.2. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

     (a)  When Adjustments to Be Made.  The adjustments required by this
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     (b) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/10th of a share.

     4.3. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate, subject to the Holder's consent, in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.3, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.3 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

     4.4. No Voting Rights. This Warrant shall not entitle its Holder to any voting rights or other rights as a shareholder of the Company.

5.   NOTICES TO HOLDER

     5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by an executive officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section 4.3) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to the Holder in accordance with Section
14.1.  The Company shall keep at its office or agency designated pursuant to
Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder, its representatives, or any prospective purchaser of a Warrant designated by the Holder.

     5.2.  Notice of Corporate Action.  If at any time:

     (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right;

     (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation; or

     (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 30 Business Days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 Business Days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof; and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 14.1.

6.   NO IMPAIRMENT

     The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such term and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value; (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant; and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

7.   RESERVATION AND AUTHORIZATION OF COMMON STOCK

     From and after the date hereof, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

     Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Current Warrant Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

8.   TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

     In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record as of the close of business on a Business Day. The Company will not at any time close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.   RESTRICTIONS ON TRANSFERABILITY

     The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

     9.1. Restrictive Legend. The Holder by accepting this Warrant and any Warrant Stock agrees that this Warrant and the Warrant Stock issuable upon exercise hereof may not be assigned or otherwise transferred unless and until
(i) the Company has received an opinion of counsel for the Holder that such securities may be sold pursuant to an exemption from registration under the Securities Act; or (ii) a registration statement relating to such securities has been filed by the Company and declared effective by the Commission.

     (a) Each certificate for Warrant Stock issuable hereunder shall bear a legend substantially worded as follows unless such securities have been sold pursuant to an effective registration statement under the Securities Act:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws. The securities may not be offered for sale, sold, assigned, offered, transferred or otherwise distributed for value except (i) pursuant to an effective registration statement under the Act or any state securities laws or (ii) pursuant to an exemption from registration or prospectus delivery requirements under the Act or any state securities laws in respect of which the Company has received an opinion of counsel satisfactory to the Company to such effect. Copies of the agreement covering both the purchase of the securities and restricting their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the Company at the principal executive offices of the Company."

     (b) Except as otherwise provided in this Section 9, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be transferred in violation of such Act, the rules and regulations thereunder or any state securities laws or the provisions of this Warrant."

     9.2. Notice of Proposed Transfers. Prior to any Transfer or attempted Transfer of any warrants or any shares of Restricted Common Stock, the Holder shall give five days' prior written notice (a "Transfer Notice") to the Company of Holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to Holder an opinion that the proposed Transfer of such Warrants or such Restricted Common
Stock may be effected without registration under the Securities Act or state securities laws. After the Company's receipt of the Transfer Notice and opinion, such Holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and the Warrant issued upon such Transfer shall bear the restrictive legends set forth in Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act.

     9.3. Required Registration. Pursuant to the terms and conditions set forth in the Registration Rights Agreement, the Company shall prepare and file with the Commission as soon as practicable, a Registration Statement relating to the offer and sale of the Common Stock issuable upon exercise of the Warrants and shall use its best efforts to cause the Commission to declare such Registration Statement effective in accordance with the terms set forth in Section 2 of the Registration Rights Agreement.

     9.4. Termination of Restrictions. Notwithstanding the foregoing provisions of Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock (or Common Stock issuable upon the exercise of the Warrants) and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and applicable state securities laws and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel that such shares may be transferred without registration thereof under the Securities Act and applicable state securities laws. Whenever the restrictions imposed by Section 9 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company upon written request of the Holder, at the expense of the Holder, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

          "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN
     WARRANT CONTAINED IN SECTION 9 HEREOF TERMINATED ON ________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the holder thereof shall be entitled to receive from the Company, at the Holder's expense, a new certificate representing such Common Stock not bearing the restrictive legends set forth in Section 9.1.

10.  SUPPLYING INFORMATION

     The Company shall cooperate with Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.

11.  LOSS OR MUTILATION

     Upon receipt by the Company from Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that the written agreement of the Holder shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.  OFFICE OF THE COMPANY

     As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant, such office to be initially located at: American Registrar & Transfer Company, Inc., 342
East 900 South, Salt Lake City, Utah 84111; fax: (801) 363-9066; provided, however, that the Company shall provide prior written notice to Holder of a change in address no less than 30 days prior to such change.

13.  LIMITATION OF RIGHTS AND LIABILITIES

     No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any right or liability of Holder as a stockholder of the Company.

14.  MISCELLANEOUS

     14.1. Notice Generally. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three days after the date of deposit in the United States mails, as follows:

(a)  If to the Company, to:

               Galtech Semiconductor Materials Corporation
               923 West 500 North
               Lindon, Utah 84042
               Attention: Dr. William F. Pratt
               Tel:  (801) 785-6520
               Fax: (801) 785-2864

               With a copy to:

               Branden T. Burningham, Esq.
               455 East 500 South, Suite 205
               Salt Lake City, Utah  84111
               Tel:  (801)  363-7411
               Fax: (801)  355-7126

     If to the Purchaser, to:

               Verity Global Financial, LLC
               3621 Frankford Drive, Suite 328
               Dallas, Texas 75287
               Attention: V. L. Farmer
               Tel: 972-862-3344
               Fax: 972-862-3355

               With a copy to:

               _______________________
               _______________________
               _______________________


     The Company or the Holder may change the foregoing address by notice given pursuant to this Section 14.1.

     14.2.     Successors and Assigns.  Subject to the provisions of Sections
3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder.

     14.3. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived only with the prior written consent of the Company and the Holder.

     14.4. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

     14.5. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     14.6. Governing Law. This Warrant shall be governed by the laws of the State of Utah, without regard to the provisions thereof relating to conflict of laws. The Company consents to the jurisdiction of the federal courts whose districts encompass any part of the County of Utah or the state courts of the State of Utah sitting in the County of Utah in connection with any dispute arising under this Warrant or any of the transactions contemplated hereby, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


     Dated: 1 June, 2000


                    GALTECH SEMICONDUCTOR MATERIALS
                    CORPORATION


                    By: /s/ William F Pratt
                       --------------------
                    Name: William F. Pratt
                    Title:   President

Attest:


By: /s/ David R. Porter
   --------------------
Name: David R. Porter
Title: Secretary/Treasurer

                                   ANNEX A

                              SUBSCRIPTION FORM

                [To be executed only upon exercise of Warrant]


     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____________ Shares of Common Stock of Galtech Semiconductor Materials Corporation, and herewith makes payment therefor in cash or by check or bank draft made payable to the Company, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to ______________________, whose address is _____________________________________, and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


                                        ___________________________
                                        (Name of Registered Owner)


                                        ___________________________
                                        (Signature of Registered Owner)


                                        ___________________________
                                        (Street Address)


                                        ___________________________
                                        (City)     (State)  (Zip Code)



     NOTICE:   The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                   ANNEX B

                               ASSIGNMENT FORM


     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee: _______________________________________________

No. of Shares of Common Stock: ___________________

and does hereby irrevocably constitute and appoint __________________________ attorney-in-fact to register such transfer on the books of Galtech Semiconductor Materials Corporation, maintained for the purpose, with full power of substitution in the premises.


Dated:_____________           Print Name:____________________

                              Signature:_____________________

                              Witness:_______________________



     NOTICE:   The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                  EXHIBIT C

                        REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of May 26, 2000
(the "Agreement"), is made by and between GALTECH SEMICONDUCTOR MATERIALS CORPORATION, a Utah corporation (the "Company") and VERITY GLOBAL FINANCIAL, LLC, a Texas limited liability company (the "Purchaser").

                             W I T N E S S E T H:

     WHEREAS, pursuant to a Securities Purchase Agreement, dated as of the date hereof among the Purchaser and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Purchaser:(i) 800,000 "unregistered" and "restricted" shares of the Company's $0.00025 par value common stock at an aggregate price of $200,000 (the "Common Stock");
(ii) warrants (the "Initial Warrants") to purchase 600,000 shares of the Company's common stock at an aggregate price of $150,000 (the "Initial Warrant Shares"); and (ii) warrants (the "Supplemental Warrants") to purchase 400,000 shares of the Company's common stock at an aggregate price of $100,000 (the "Supplemental Warrant Shares") (the Initial Warrants and the Supplemental Warrants shall be referred to collectively as the "Stock Purchase Warrants;" and the Initial Warrant Shares and the Supplemental Warrant Shares shall be referred to collectively as the "Warrant Shares");

     WHEREAS, pursuant to the terms of the Stock Purchase Warrants, upon exercise of the Stock Purchase Warrants, the Company will issue to the Purchaser Warrant Shares; and

     WHEREAS, to induce the Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1.   Definitions.

     (a) As used in this Agreement, the following terms shall have the following meanings:

     (i) "Registration Statement" means a registration statement or registration statements of the Company filed under the Securities Act covering the Warrant Shares.

     (ii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "Commission").

     Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

2.   Registration.

     (i) Registration Statement. The Company shall prepare, and, as soon as practicable, file with the Commission a Registration Statement or Registration Statements (as necessary) on Form SB-2, covering the resale of all of the Warrant Shares. In the event that Form SB-2 is unavailable for such a registration, the Company shall use such other form as is available for such a registration. Any Registration Statement prepared pursuant hereto shall register for resale all of the Warrant Shares. Such Registration Statement shall state that, in accordance with Rule 416 under the Securities Act, it also covers such indeterminate number of additional Shares as may become issuable upon exercise of the Stock Purchase Warrants (i) resulting from any adjustment in the Exercise Price of such Stock Purchase Warrants or (ii) to prevent dilution resulting from stock splits or stock dividends. The Company shall use its best efforts to have the Registration Statement declared effective within the earliest to occur of (i) 120 days following the date hereof; or (ii) if the Commission elects not to conduct a review of the Registration Statement, the date which is five business days after the date upon which either the Company or its counsel is so notified, whether orally or in writing. The Company shall at all times use its best efforts to file each required Registration Statement or amendment to a Registration Statement as soon as practicable after the date the Company becomes obligated to file such Registration Statement or amendment, as the case may be, and to cause each such Registration Statement or amendment to become effective as soon as possible thereafter.

     (ii) The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Warrant Shares have been sold; (ii) the date on which the Warrant Shares (in the opinion of counsel to the Purchaser) may be immediately sold without restriction (including without limitation as to volume by each holder thereof) without registration under the Securities Act and; (iii) the date which is 24 months following the date on which the Registration Statement was declared effective (the "Registration Period").

3. Obligations of the Company. In connection with the registration of the Warrant Shares, the Company shall do each of the following:

     (a) Prepare and file with the Commission the Registration Statement required by Section 2 of this Agreement and such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectuses used in connection with the Registration Statement, each in such form as to which the Purchaser and its counsel shall not have objected, as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all of the Warrant Shares covered by the Registration Statement until such time as all of such Warrant Shares have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

     (b) Furnish to the Purchaser, promptly after the Registration Statement is prepared and publicly distributed, filed with the Commission, or received by the Company, a copy of the Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of its Warrant Shares;

     (c) Use all best efforts to (i) register and qualify the Warrant Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Purchaser may reasonably request; (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period; and (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period;

     (d) As promptly as practicable after becoming aware of such event, notify the Purchaser of the occurrence of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement or omission, and to deliver a number of copies of such supplement or amendment to the Purchaser as the Purchaser may reasonably request;

     (e) As promptly as practicable after becoming aware of such event, notify the Purchaser who holds Warrant Shares being sold (or, in the event of an underwritten offering, the underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness;

     (f) If the offering is underwritten, at the request of the Purchaser, to furnish on the date that Warrant Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to any Purchaser selling Warrant Shares in connection with such underwriting, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein); and (ii) a letter dated such date from the Company's independent public accountants addressed to the underwriters and to the Purchaser, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request; and

     (g) Cooperate with the Purchaser to facilitate the timely preparation and delivery of certificates for the Warrant Shares to be offered pursuant to the Registration Statement and to enable such certificates for the Warrant Shares to be in such denominations or amounts, as the case may be, as the Purchaser may reasonably request, and registered in such names as the Purchaser may request.

4. Obligations of the Purchaser. In connection with the registration of the Warrant Shares, the Purchaser shall have the following obligations:

     (a) Take all other reasonable actions necessary to expedite and facilitate the disposition by the Purchaser of the Warrant Shares pursuant to the Registration Statement.

     (b) Furnish to the Company such information regarding itself, the Warrant Shares held by it, and the intended method of disposition of the Warrant Shares held by it, as shall be reasonably required to effect the registration of such Warrant Shares, and the Purchaser shall execute such documents in connection with such registration as the Company may reasonably request.

     (c) The Purchaser, by its acceptance of the Stock Purchase Warrants or the Warrant Shares, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

     (d) The Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(d) or 3(e) above, it will immediately discontinue disposition of its Warrant Shares pursuant to the Registration Statement covering such Warrant Shares until such copies of the supplemented or amended prospectus contemplated by Section 3(d) or 3(e) shall be furnished to the Purchaser.

5. Expenses of Registration. All expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, with respect to each Registration Statement filed pursuant hereto, shall be borne by the Company.

6. Indemnification. In the event any Warrant Shares are included in a Registration Statement under this Agreement:

     (a) The Company will indemnify and hold harmless the Purchaser, each of its officers, directors, shareholders and members, and each person, if any, who controls the Purchaser within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, "Violations").

     Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not: (i) apply to any Claim arising out of or based upon a modification which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Warrant Shares that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent that such Claim is based upon a failure of the Purchaser to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; or
(iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Purchaser will indemnify the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Purchaser, expressly for use in connection with the reparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company in this Section 6.

     (b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Purchaser, and such legal counsel shall be selected by the Purchaser. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to such action.

     (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact on which such Claim is based relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the forgoing:
(i) no contribution shall be made under circumstances where the payor would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Warrant Shares guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Warrant Shares who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Warrant Shares shall be limited in amount to the net proceeds received by such seller from the sale of such Warrant Shares. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro-rata allocation (even if the Purchaser and any other party were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

8.   Reports Under Exchange Act.

     With a view to making available to the Purchaser the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Purchaser to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees, for so long as the Purchaser is not eligible to use Rule 144(k) for the resale of the Warrant Shares, to:

     (i) make and keep public information available, as those terms are understood and defined in Rule 144;

     (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (iii) furnish to the Purchaser so long as the Purchaser owns Warrant Shares, promptly upon request: (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act; (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company; and
(iii) such other information as may be reasonably requested to permit the Purchaser to sell such securities pursuant to Rule 144 without registration.

9. Assignment of the Registration Rights. The rights to have the Company register Warrant Shares pursuant to this Agreement shall be automatically assigned by Purchaser to any transferee of all or any portion of the Stock Purchase Warrants or the underlying Warrant Shares held by Purchaser if: (a) Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of: (i) the name and address of such transferee or assignee; and (ii) the securities with respect to which such registration rights are being transferred or assigned; (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (d) the transfer of the relevant securities complies with the restrictions set forth in Section 4 of the Securities Purchase Agreement.

10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon Purchaser and the Company.

11.  Miscellaneous.

     (a) A person or entity is deemed to be a holder of Stock Purchase Warrants or Warrant Shares whenever such person or entity owns of record such Stock Purchase Warrants or Warrant Shares. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Stock Purchase Warrants or Warrant Shares, the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Stock Purchase Warrants or Warrant Shares.

     (b) Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission and mailing a copy of such confirmation postage prepaid by certified mail, return receipt requested) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by 10 days advance written notice to each of the other parties hereto.

     COMPANY:

               Galtech Semiconductor Materials Corporation
               923 West 500 North
               Lindon, Utah 84042
               Attention: William F. Pratt
               Tel:  (801) 785-6520
               Fax: (858) 785-2864

               With a copy to:

               Branden T. Burningham, Esq.
               455 East 500 South, Suite #205
               Salt Lake City, Utah  84111
               Tel:  (801)  363-7411
               Fax: (801)  355-7126


     PURCHASER:

               Verity Global Financial, LLC
               3621 Frankford Drive, Suite 328
               Dallas, Texas 75287
               Attention: V. L. Farmer
               Tel: 972-862-3344
               Fax: 972-862-3355

               With a copy to:
               _______________________
               _______________________
               _______________________


     (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the County of Utah or the state courts of the State of Utah sitting in the County of Utah in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such validity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. Subject to the provisions of Section 10 hereof, this Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.
This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned.

                         "COMPANY"

                         GALTECH SEMICONDUCTOR MATERIALS
                         CORPORATION


                         By: /s/ William F. Pratt
                            ---------------------
                         Name: William F. Pratt
                         Title: President


                         "PURCHASER"

                         VERITY GLOBAL FINANCIAL, LLC


                         By: /s/ V. L. Farmer
                            -----------------
                         Name: V. L. Farmer
                         Title: Managing Director